Exhibit (c)(i)

Follow-Up Materials

April 19, 2010

Disclaimer

Moelis & Company prepared this presentation based on publicly available information. Moelis has not and does not intend to verify independently any of such information, all of which Moelis assumes is accurate and complete in all material respects. If this presentation contains projections, forecasts or other forward-looking statements, Moelis assumes that they were prepared based on the best available estimates of the future events underlying such statements. This presentation speaks only as of its date and Moelis assumes no duty to update it or to advise any person that its conclusions or advice has changed.
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[1]

Table of Contents

I.	Proposed Deal

II.	Alternative Structure 1

III.	Alternative Structure 2

IV.	Alternative Structure 3

[2]

Proposed Deal

Assumptions Summary

Assumptions	Description
General

FY 2011 EBITDA — Pro Forma	$45.7mm — Add back interactive losses and 7% outperformance

Y-o-Y EBITDA Growth	5.0%

Stick Sales	3 sticks sold in year 2, 3, or 4 at a total gross proceeds of $225.0mm or $75.0mm each; Sufficient tax basis and NOL’s to shelter gains

Base Case
Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes — PIK

New HoldCo Notes — PIK	PIK of 12.0%

Smulyan / Alden PF Ownership	Based on current ownership percentages, which as of 4/16/10 are estimated at 13.2% / 9.0%

Going Private Case
Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes — PIK

New HoldCo Notes — PIK	PIK of 12.0%

Equity (Excl. Smulyan & Alden) Take-out	- Common equity (excl. Smulyan & Alden) purchased for $73.1mm, funded by new PIK Preferred issued to Alden
- Price per share of $2.50, which represents a 38.1% premium as of 4/16/10

New PIK Preferred	PIK of 18.0%, with a redemption premium of 105.0%

Smulyan / Alden PF Ownership	Penny warrants issued with PIK preferred to Alden: PF ownership equals 51.0% / 49.0%

[ 4 ]

Sources & Uses and Pro Forma Capital Structure

($ in MM)

BASE CASE

Sources
New HoldCo Notes — PIK	$98.3

Total Sources	$98.3

Uses
Exchange Convertible Preferred at a 70.0% Liquidation Preference	$98.3

Total Uses	$98.3

Pro Forma Capitalization
	Standalone	Adjustments
	Current	+ / -	Pro Forma	Rate

Cash	$21.5	$0.0	$21.5

$20mm Revolver	$4.5	$0.0	$4.5	L + 400
Term Loan B	339.6	0.0	339.6	L + 400
New HoldCo Notes — PIK	0.0	98.3	98.3	12.0% PIK

Total Debt	$344.1	$98.3	$442.4

6.25% Convertible Preferred	$140.5	($140.5)	$0.0	6.25%

Total Preferred	$140.5	($140.5)	$0.0

Total Net Debt	$322.6	$98.3	$420.9

GOING PRIVATE CASE

Sources
New HoldCo Notes — PIK	$98.3
New PIK Preferred	73.1

Total Sources	$171.5

Uses
Exchange Convertible Preferred at a 70.0% Liquidation Preference	$98.3
Purchase EMMS Equity (Excl. Smulyan & Alden)	73.1

Total Uses	$171.5

Pro Forma Capitalization
	Standalone	Adjustments
	Current	+ / -	Pro Forma	Rate

Cash	$21.5	$0.0	$21.5

$20mm Revolver	$4.5	$0.0	$4.5	L + 400
Term Loan B	339.6	0.0	339.6	L + 400
New HoldCo Notes — PIK	0.0	98.3	98.3	12.0% PIK

Total Debt	$344.1	$98.3	$442.4

6.25% Convertible Preferred	$140.5	($140.5)	$0.0	6.25%
New PIK Preferred	$0.0	$73.1	$73.1	18.0% PIK

Total Preferred	$140.5	($67.3)	$73.1

Total Net Debt	$322.6	$98.3	$420.9

[ 5 ]

Summary Statistics — Base Case

BASE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E		2012E		2013E		2014E

EBITDA	$45.7		$48.0		$50.4		$52.9
% growth	-		5.0%		5.0%		5.0%

Other Financial Data
Cash Interest Expense	$22.8		$20.9		$19.6		$10.1
Total Interest Expense + Preferred Dividends	34.6		34.1		34.4		26.7
Capital Expenditures	6.0		6.0		6.0		6.0
Bank Debt	307.2		290.3		270.4		17.5
Total Debt	417.4		413.6		408.6		172.2
Preferred Equity	0.0		0.0		0.0		0.0
Total Debt plus Preferred	417.4		413.6		408.6		172.2

Credit Statistics
EBITDA / Cash Interest Expense	2.0	x	2.3	x	2.6	x	5.2	x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7		2.0		2.3		4.7

EBITDA / Total Interest Expense + Preferred Dividend	1.3	x	1.4	x	1.5	x	2.0	x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.1		1.2		1.3		1.8

Bank Debt / EBITDA	6.7	x	6.0	x	5.4	x	0.3	x
Total Debt + Preferred/ EBITDA	9.1		8.6		8.1		3.3
(1) Assume stick sales in 2014 for $225.0mm, proceeds used to pay down Term Loan B.
[ 6 ]

Summary Statistics — Going Private Case

GOING PRIVATE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E		2012E		2013E		2014E

EBITDA	$45.7		$48.0		$$50.4		$52.9
% growth	-		5.0%		5.0%		5.0%

Other Financial Data
Cash Interest Expense	$22.8		$20.9		$19.6		$10.1
Total Interest Expense + Preferred Dividends	47.8		49.7		52.8		48.3
Capital Expenditures	6.0		6.0		6.0		6.0
Bank Debt	307.2		290.3		270.4		17.5
Total Debt	417.4		413.6		408.6		172.2
Preferred Equity	86.3		101.8		120.2		141.8
Total Debt plus Preferred	503.7		515.4		528.7		314.0

Credit Statistics
EBITDA / Cash Interest Expense	2.0	x	2.3	x	2.6	x	5.2	x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7		2.0		2.3		4.7

EBITDA / Total Interest Expense + Preferred Dividend	1.0	x	1.0	x	1.0	x	1.1	x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	0.8		0.8		0.8		1.0

Bank Debt / EBITDA	6.7	x	6.0	x	5.4	x	0.3	x
Total Debt + Preferred/ EBITDA	11.0		10.7		10.5		5.9
(1) Assume stick sales in 2014 for $225.0mm, proceeds used to pay down Term Loan B.
[ 7 ]

Illustrative Returns — Stick Sale in 2012

BASE CASE

2 - YEAR RETURN
Smulyan			Alden

Entry Year	2010		2010
Entry Equity	$9.0		$6.1
Exit Year	2012		2012
Exit EBITDA	$48.0		$48.0
Exit Multiple	8.0	x	8.0	x
Firm Ent. Value at Exit	$383.9		$383.9
Plus: Stick Proceeds	225.0		225.0
Less: Debt (1)	(408.6)		(408.6)
Less: Preferred	0.0		0.0

Firm Equity Value at Exit	$200.3		$200.3

Equity at Exit	$26.5		$18.0
IRR	71.5%		71.5%

GOING PRIVATE CASE

2 - YEAR RETURN
Smulyan			Alden

Entry Year	2010		2010
Entry Equity	$9.0		$73.1
Exit Year	2012		2012
Exit EBITDA	$48.0		$48.0
Exit Multiple	8.0	x	8.0	x
Firm Ent. Value at Exit	$383.9		$383.9
Plus: Stick Proceeds	225.0		225.0
Less: Debt (1)	(408.6)		(408.6)
Less: Preferred	(106.9)		(106.9)

Firm Equity Value at Exit	$93.4		$93.4

Equity at Exit	$47.6		$147.6
IRR	129.8%		42.1%

EBITDA Exit Multiple
EBITDA Growth %
Total Sale Proceeds

(1) Assumes debt Term Loan B debt pay down from FCF; no cash taxes.

[ 8 ]

Illustrative Returns — Stick Sale in 2013

BASE CASE

3 - YEAR RETURN
Smulyan			Alden

Entry Year	2010		2010
Entry Equity	$9.0		$6.1
Exit Year	2013		2013
Exit EBITDA	$50.4		$50.4
Exit Multiple	8.0	x	8.0	x
Firm Ent. Value at Exit	$403.1		$403.1
Plus: Stick Proceeds	225.0		225.0
Less: Debt (1)	(403.6)		(403.6)
Less: Preferred	0.0		0.0

Firm Equity Value at Exit	$224.5		$224.5

Equity at Exit	$29.7		$20.2
IRR	48.8%		48.8%

GOING PRIVATE CASE

3 - YEAR RETURN
Smulyan			Alden

Entry Year	2010		2010
Entry Equity	$9.0		$73.1
Exit Year	2013		2013
Exit EBITDA	$50.4		$50.4
Exit Multiple	8.0	x	8.0	x
Firm Ent. Value at Exit	$403.1		$403.1
Plus: Stick Proceeds	225.0		225.0
Less: Debt (1)	(403.6)		(403.6)
Less: Preferred	(126.2)		(126.2)

Firm Equity Value at Exit	$98.3		$98.3

Equity at Exit	$50.1		$168.3
IRR	77.2%		32.0%

EBITDA Exit Multiple
EBITDA Growth %
Total Sale Proceeds

(1) Assumes debt Term Loan B debt pay down from FCF; no cash taxes.

[ 9 ]

Illustrative Returns — Stick Sale in 2014

BASE CASE

4 - YEAR RETURN
Smulyan			Alden

Entry Year	2010		2010
Entry Equity	$9.0		$6.1
Exit Year	2014		2014
Exit EBITDA	$52.9		$52.9
Exit Multiple	8.0	x	8.0	x
Firm Ent. Value at Exit	$423.2		$423.2
Plus: Stick Proceeds	225.0		225.0
Less: Debt (1)	(397.2)		(397.2)
Less: Preferred	0.0		0.0

Firm Equity Value at Exit	$251.0		$251.0

Equity at Exit	$33.2		$22.6
IRR	38.6%		38.6%

GOING PRIVATE CASE

4 - YEAR RETURN
Smulyan			Alden

Entry Year	2010		2010
Entry Equity	$9.0		$73.1
Exit Year	2014		2014
Exit EBITDA	$52.9		$52.9
Exit Multiple	8.0	x	8.0	x
Firm Ent. Value at Exit	$423.2		$423.2
Plus: Stick Proceeds	225.0		225.0
Less: Debt (1)	(397.2)		(397.2)
Less: Preferred	(148.9)		(148.9)

Firm Equity Value at Exit	$102.1		$102.1

Equity at Exit	$52.1		$191.8
IRR	55.0%		27.3%

EBITDA Exit Multiple
EBITDA Growth %
Total Sale Proceeds

(1) Assumes debt Term Loan B debt pay down from FCF; no cash taxes.

[ 10 ]

Sensitivities — Stick Sale in 2012

BASE CASE

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165		$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	(20.6%	)	4.0%	23.8%	40.8%	56.0%
	7.0x	15.6%		33.6%	49.5%	63.9%	77.1%
	8.0x	42.8%		57.8%	71.5%	84.2%	96.0%
	9.0x	65.7%		78.8%	90.9%	102.4%	113.2%
	10.0x	85.7%		97.5%	108.6%	119.1%	129.1%

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	33.0%	49.0%	63.4%	76.6%	88.9%
	2.5%	38.0%	53.5%	67.5%	80.4%	92.5%
	5.0%	42.8%	57.8%	71.5%	84.2%	96.0%
	7.5%	47.5%	62.1%	75.4%	87.8%	99.4%
	10.0%	52.0%	66.2%	79.2%	91.4%	102.8%

GOING PRIVATE CASE

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195		$225	$255	$285
EBITDA EXIT MULT.	6.0x	NA	NA		NA	25.9%	82.2%
	7.0x	NA	(8.8%	)	60.2%	107.3%	145.6%
	8.0x	34.6%	88.3%		129.8%	164.8%	195.7%
	9.0x	112.7%	150.2%		182.7%	211.9%	238.5%
	10.0x	169.0%	199.5%		227.2%	252.7%	276.5%

ALDEN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	18.0%	18.0%	18.0%	25.7%	33.6%
	7.0x	18.0%	22.1%	30.2%	37.9%	45.2%
	8.0x	26.8%	34.6%	42.1%	49.1%	55.8%
	9.0x	38.9%	46.1%	52.9%	59.5%	65.8%
	10.0x	50.0%	56.7%	63.1%	69.3%	75.3%

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165		$195	$225	$255	$285
EBITDA GROWTH	0.0%	(12.5%	)	58.1%	105.8%	144.3%	177.5%
	2.5%	13.5%		73.8%	118.1%	154.8%	186.8%
	5.0%	34.6%		88.3%	129.8%	164.8%	195.7%
	7.5%	52.7%		101.7%	140.9%	174.5%	204.5%
	10.0%	69.0%		114.2%	151.5%	183.9%	212.9%

ALDEN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	21.8%	29.9%	37.6%	44.9%	51.8%
	2.5%	24.3%	32.3%	39.9%	47.0%	53.8%
	5.0%	26.8%	34.6%	42.1%	49.1%	55.8%
	7.5%	29.2%	36.9%	44.2%	51.2%	57.8%
	10.0%	31.6%	39.1%	46.3%	53.2%	59.8%

[ 11 ]

Sensitivities — Stick Sale in 2013

BASE CASE

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165		$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	(2.9%	)	11.0%	22.0%	31.4%	39.5%
	7.0x	18.3%		28.2%	36.7%	44.3%	51.2%
	8.0x	33.8%		41.7%	48.8%	55.3%	61.3%
	9.0x	46.4%		53.1%	59.2%	64.9%	70.3%
	10.0x	57.1%		62.9%	68.4%	73.5%	78.4%

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	22.1%	31.4%	39.6%	46.9%	53.5%
	2.5%	28.1%	36.7%	44.3%	51.2%	57.5%
	5.0%	33.8%	41.7%	48.8%	55.3%	61.3%
	7.5%	39.2%	46.5%	53.2%	59.3%	65.0%
	10.0%	44.2%	51.1%	57.4%	63.3%	68.7%

GOING PRIVATE CASE

SMULYAN 3 - YEAR RETURN
			TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	NA	NA	NA	16.8%	49.3%
	7.0x	NA	(0.8% )	39.4%	64.4%	83.5%
	8.0x	27.9%	56.4%	77.2%	93.9%	108.2%
	9.0x	70.3%	88.3%	103.3%	116.5%	128.2%
	10.0x	98.2%	112.0%	124.1%	135.1%	145.1%

ALDEN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	18.0%	18.0%	18.0%	22.4%	26.8%
	7.0x	18.0%	20.7%	25.2%	29.5%	33.4%
	8.0x	23.7%	28.0%	32.0%	35.9%	39.5%
	9.0x	30.6%	34.5%	38.2%	41.7%	45.0%
	10.0x	36.9%	40.5%	43.9%	47.1%	50.2%

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	NA	17.0%	49.4%	71.8%	89.5%
	2.5%	(1.1% )	39.2%	64.3%	83.4%	99.2%
	5.0%	27.9%	56.4%	77.2%	93.9%	108.2%
	7.5%	48.0%	70.7%	88.6%	103.6%	116.7%
	10.0%	64.1%	83.3%	99.1%	112.7%	124.8%

ALDEN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	18.0%	22.4%	26.8%	30.9%	34.8%
	2.5%	20.7%	25.2%	29.4%	33.4%	37.1%
	5.0%	23.7%	28.0%	32.0%	35.9%	39.5%
	7.5%	26.6%	30.7%	34.6%	38.3%	41.8%
	10.0%	29.4%	33.4%	37.1%	40.7%	44.0%

[ 12 ]

Sensitivities — Stick Sale in 2014

BASE CASE

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	5.3%	13.9%	20.8%	26.8%	32.0%
	7.0x	19.0%	25.2%	30.6%	35.4%	39.7%
	8.0x	29.2%	34.1%	38.6%	42.6%	46.3%
	9.0x	37.4%	41.5%	45.3%	48.9%	52.2%
	10.0x	44.3%	47.9%	51.3%	54.4%	57.4%

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	16.8%	23.3%	28.9%	33.9%	38.4%
	2.5%	23.3%	28.9%	33.9%	38.4%	42.4%
	5.0%	29.2%	34.1%	38.6%	42.6%	46.3%
	7.5%	34.6%	39.0%	43.0%	46.7%	50.1%
	10.0%	39.6%	43.5%	47.2%	50.6%	53.8%

GOING PRIVATE CASE

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	NA	NA	NA	11.1%	34.4%
	7.0x	NA	1.2%	29.1%	45.8%	58.1%
	8.0x	23.2%	41.8%	55.0%	65.5%	74.4%
	9.0x	51.7%	62.8%	72.1%	80.0%	87.0%
	10.0x	69.7%	77.9%	85.2%	91.6%	97.5%

ALDEN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	18.0%	18.0%	18.0%	20.7%	23.5%
	7.0x	18.0%	19.8%	22.7%	25.4%	27.9%
	8.0x	22.0%	24.7%	27.3%	29.7%	32.0%
	9.0x	26.6%	29.0%	31.4%	33.6%	35.7%
	10.0x	30.7%	33.0%	35.1%	37.1%	39.1%

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165		$195		$225	$255	$285
EBITDA GROWTH	0.0%	NA		(16.3%	)	22.1%	41.0%	54.5%
	2.5%	(16.4%	)	22.1%		41.0%	54.5%	65.1%
	5.0%	23.2%		41.8%		55.0%	65.5%	74.4%
	7.5%	43.2%		56.1%		66.4%	75.1%	82.7%
	10.0%	57.7%		67.8%		76.3%	83.7%	90.3%

ALDEN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	18.0%	18.9%	21.8%	24.6%	27.1%
	2.5%	18.9%	21.8%	24.6%	27.1%	29.6%
	5.0%	22.0%	24.7%	27.3%	29.7%	32.0%
	7.5%	24.9%	27.5%	29.9%	32.2%	34.4%
	10.0%	27.9%	30.2%	32.5%	34.7%	36.7%

[ 13 ]

Alternative Structure 1

Assumptions Summary

Assumptions	Description
General

FY 2011 EBITDA - Pro Forma	$45.7mm - Add back interactive losses and 7% outperformance

Y-o-Y EBITDA Growth	5.0%

Stick Sales	3 sticks sold in year 2 at a total gross proceeds of $225.0mm or $75.0mm each; Sufficient tax basis and NOL's to shelter gains

Base Case

Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Smulyan / Alden PF Ownership	Based on current ownership percentages, which as of 4/16/10 are estimated at 13.2% / 9.0%

Going Private Case

Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Equity (Excl. Smulyan & Alden) Take-out	- Common equity (excl. Smulyan & Alden) purchased for $73.1mm, funded by new PIK Preferred issued to Alden
- Price per share of $2.50, which represents a 38.1% premium as of 4/16/10

New PIK Preferred	PIK of 5.0% in Year 1 & 2

Smulyan / Alden PF Ownership	Penny warrants issued with PIK preferred to Alden: PF ownership equals 75.0% / 25.0%

[ 15 ]

Summary Statistics — Base Case

BASE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E	2012E	2013E	2014E

EBITDA	$45.7	$48.0	$50.4	$52.9
% growth	-	5.0%	5.0%	5.0%

Other Financial Data
Cash Interest Expense	$22.8	$12.9	$3.2	$1.2
Total Interest Expense + Preferred Dividends	34.6	26.1	18.0	17.8
Capital Expenditures	6.0	6.0	6.0	6.0
Bank Debt	307.2	60.3	30.2	4.5
Total Debt	417.4	183.6	168.4	159.2
Preferred Equity	0.0	0.0	0.0	0.0
Total Debt plus Preferred	417.4	183.6	168.4	159.2

Credit Statistics
EBITDA / Cash Interest Expense	2.0x	3.7x	15.9x	43.5x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7	3.3	14.0	38.6

EBITDA / Total Interest Expense + Preferred Dividend	1.3x	1.8x	2.8x	3.0x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.1	1.6	2.5	2.6

Bank Debt / EBITDA	6.7x	1.3x	0.6x	0.1x
Total Debt + Preferred/ EBITDA	9.1	3.8	3.3	3.0

(1) Assume stick sales in 2012 for $225.0mm, proceeds used to pay down Term Loan B.	[ 16 ]

Summary Statistics — Going Private Case

GOING PRIVATE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E	2012E	2013E	2014E

EBITDA	$45.7	$48.0	$50.4	$52.9
% growth	-	5.0%	5.0%	5.0%

Other Financial Data
Cash Interest Expense	$22.8	$12.9	$3.2	$1.2
Total Interest Expense + Preferred Dividends	38.3	29.9	24.4	27.4
Capital Expenditures	6.0	6.0	6.0	6.0
Bank Debt	307.2	60.3	30.2	4.5
Total Debt	417.4	183.6	168.4	159.2
Preferred Equity	76.8	80.6	87.1	96.7
Total Debt plus Preferred	494.2	264.2	255.5	255.9

Credit Statistics
EBITDA / Cash Interest Expense	2.0x	3.7x	15.9x	43.5x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7	3.3	14.0	38.6

EBITDA / Total Interest Expense + Preferred Dividend	1.2x	1.6x	2.1x	1.9x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.0	1.4	1.8	1.7

Bank Debt / EBITDA	6.7x	1.3x	0.6x	0.1x
Total Debt + Preferred/ EBITDA	10.8	5.5	5.1	4.8

(1) Assume stick sales in 2012 for $225.0mm, proceeds used to pay down Term Loan B.	[ 17 ]

Illustrative Returns — Stick Sale in 2012

BASE CASE

2 - YEAR RETURN
Smulyan		Alden

Entry Year	2010	2010
Entry Equity	$9.0	$6.1
Exit Year	2012	2012
Exit EBITDA	$48.0	$48.0
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$383.9	$383.9
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(408.6)	(408.6)
Less: Preferred	0.0	0.0

Firm Equity Value at Exit	$200.3	$200.3

Equity at Exit	$26.5	$18.0
IRR	71.5%	71.5%

GOING PRIVATE CASE

2 - YEAR RETURN
Smulyan		Alden

Entry Year	2010	2010
Entry Equity	$9.0	$73.1
Exit Year	2012	2012
Exit EBITDA	$48.0	$48.0
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$383.9	$383.9
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(408.6)	(408.6)
Less: Preferred	(80.6)	(80.6)

Firm Equity Value at Exit	$119.6	$119.6

Equity at Exit	$89.7	$110.5
IRR	215.4%	22.9%

EBITDA Exit Multiple
EBITDA Growth %
Total Sale Proceeds

(1) Assumes debt Term Loan B debt pay down from FCF; no cash taxes.

[ 18 ]

Sensitivities — Stick Sale in 2012

BASE CASE

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	(20.6%)	4.0%	23.8%	40.8%	56.0%
	7.0x	15.6%	33.6%	49.5%	63.9%	77.1%
	8.0x	42.8%	57.8%	71.5%	84.2%	96.0%
	9.0x	65.7%	78.8%	90.9%	102.4%	113.2%
	10.0x	85.7%	97.5%	108.6%	119.1%	129.1%

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	33.0%	49.0%	63.4%	76.6%	88.9%
	2.5%	38.0%	53.5%	67.5%	80.4%	92.5%
	5.0%	42.8%	57.8%	71.5%	84.2%	96.0%
	7.5%	47.5%	62.1%	75.4%	87.8%	99.4%
	10.0%	52.0%	66.2%	79.2%	91.4%	102.8%

GOING PRIVATE CASE

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	NA	NA	40.3%	112.6%	165.9%
	7.0x	(7.3%)	84.6%	144.1%	191.7%	232.5%
	8.0x	120.2%	172.0%	215.4%	253.5%	287.9%
	9.0x	197.3%	237.5%	273.4%	306.1%	336.3%
	10.0x	258.2%	292.2%	323.4%	352.5%	379.9%

ALDEN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	5.0%	5.0%	8.8%	13.5%	18.0%
	7.0x	6.7%	11.5%	16.1%	20.5%	24.8%
	8.0x	14.1%	18.6%	22.9%	27.1%	31.2%
	9.0x	21.1%	25.3%	29.4%	33.4%	37.3%
	10.0x	27.7%	31.7%	35.6%	39.4%	43.1%

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	82.0%	142.1%	190.0%	231.1%	267.6%
	2.5%	102.0%	157.5%	203.0%	242.5%	277.9%
	5.0%	120.2%	172.0%	215.4%	253.5%	287.9%
	7.5%	137.0%	185.8%	227.4%	264.2%	297.7%
	10.0%	152.7%	198.9%	238.9%	274.6%	307.3%

ALDEN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	11.3%	15.9%	20.3%	24.6%	28.8%
	2.5%	12.7%	17.3%	21.7%	25.9%	30.0%
	5.0%	14.1%	18.6%	22.9%	27.1%	31.2%
	7.5%	15.5%	19.9%	24.2%	28.4%	32.4%
	10.0%	16.8%	21.2%	25.5%	29.6%	33.6%

[ 19 ]

Alternative Structure 2

Assumptions Summary

Assumptions	Description
General

FY 2011 EBITDA - Pro Forma	$45.7mm - Add back interactive losses and 7% outperformance

Y-o-Y EBITDA Growth	5.0%

Stick Sales	3 sticks sold in year 3 at a total gross proceeds of $225.0mm or $75.0mm each; Sufficient tax basis and NOL’s to shelter gains

Base Case
Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Smulyan / Alden PF Ownership	Based on current ownership percentages, which as of 4/16/10 are estimated at 13.2% / 9.0%

Going Private Case
Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Equity (Excl. Smulyan & Alden) Take-out	- Common equity (excl. Smulyan & Alden) purchased for $73.1mm, funded by new PIK Preferred issued to Alden
- Price per share of $2.50, which represents a 38.1% premium as of 4/16/10

New PIK Preferred	PIK of 5.0% in Year 1 & 2 with a step-up in PIK to 8.0% in Year 3

Smulyan / Alden PF Ownership	Penny warrants issued with PIK preferred to Alden: PF ownership equals 70.0% / 30.0%

[ 21 ]

Summary Statistics — Base Case

BASE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E		2012E		2013E		2014E

EBITDA	$45.7		$48.0		$50.4		$52.9
% growth	-		5.0%		5.0%		5.0%

Other Financial Data
Cash Interest Expense	$22.8		$20.9		$11.6		$1.7
Total Interest Expense + Preferred Dividends	34.6		34.1		26.4		18.2
Capital Expenditures	6.0		6.0		6.0		6.0
Bank Debt	307.2		290.3		40.4		7.3
Total Debt	417.4		413.6		178.6		162.0
Preferred Equity	0.0		0.0		0.0		0.0
Total Debt plus Preferred	417.4		413.6		178.6		162.0

Credit Statistics
EBITDA / Cash Interest Expense	2.0	x	2.3	x	4.4	x	31.6	x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7		2.0		3.8		28.1

EBITDA / Total Interest Expense + Preferred Dividend	1.3	x	1.4	x	1.9	x	2.9	x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.1		1.2		1.7		2.6

Bank Debt / EBITDA	6.7	x	6.0	x	0.8	x	0.1	x
Total Debt + Preferred/ EBITDA	9.1		8.6		3.5		3.1
(1) Assume stick sales in 2013 for $225.0mm, proceeds used to pay down Term Loan B.
[ 22 ]

Summary Statistics — Base Case

BASE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E		2012E		2013E		2014E

EBITDA	$45.7		$48.0		$50.4		$52.9
% growth	-		5.0%		5.0%		5.0%

Other Financial Data
Cash Interest Expense	$22.8		$20.9		$11.6		$1.7
Total Interest Expense + Preferred Dividends	38.3		38.0		32.8		27.8
Capital Expenditures	6.0		6.0		6.0		6.0
Bank Debt	307.2		290.3		40.4		7.3
Total Debt	417.4		413.6		178.6		162.0
Preferred Equity	76.8		80.6		87.1		96.7
Total Debt plus Preferred	494.2		494.2		265.7		258.7

Credit Statistics
EBITDA / Cash Interest Expense	2.0	x	2.3	x	4.4	x	31.6	x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7		2.0		3.8		28.1

EBITDA / Total Interest Expense + Preferred Dividend	1.2	x	1.3	x	1.5	x	1.9	x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.0		1.1		1.4		1.7

Bank Debt / EBITDA	6.7	x	6.0	x	0.8	x	0.1	x
Total Debt + Preferred/ EBITDA	10.8		10.3		5.3		4.9
(1) Assume stick sales in 2013 for $225.0mm, proceeds used to pay down Term Loan B.
[ 23 ]

`	Illustrative Returns — Stick Sale in 2013

BASE CASE

3 - YEAR RETURN
Smulyan		Alden

Entry Year	2010	2010
Entry Equity	$9.0	$6.1
Exit Year	2013	2013
Exit EBITDA	$50.4	$50.4
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$403.1	$403.1
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(403.6)	(403.6)
Less: Preferred	0.0	0.0

Firm Equity Value at Exit	$224.5	$224.5

Equity at Exit	$29.7	$20.2
IRR	48.8%	48.8%

GOING PRIVATE CASE

3 - YEAR RETURN
Smulyan		Alden

Entry Year	2010	2010
Entry Equity	$9.0	$73.1
Exit Year	2013	2013
Exit EBITDA	$50.4	$50.4
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$403.1	$403.1
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(403.6)	(403.6)
Less: Preferred	(87.1)	(87.1)

Firm Equity Value at Exit	$137.4	$137.4

Equity at Exit	$96.2	$128.3
IRR	120.1%	20.6%

EBITDA Exit Multiple
EBITDA Growth %
Total Sale Proceeds

(1)	Assumes debt Term Loan B debt pay down from FCF; no cash taxes.

[24]

Sensitivities — Stick Sale in 2013

BASE CASE

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
EBITDA EXIT MULT.		$165		$195	$225	$255	$285
	6.0x	(2.9%	)	11.0%	22.0%	31.4%	39.5%
	7.0x	18.3%		28.2%	36.7%	44.3%	51.2%
	8.0x	33.8%		41.7%	48.8%	55.3%	61.3%
	9.0x	46.4%		53.1%	59.2%	64.9%	70.3%
	10.0x	57.1%		62.9%	68.4%	73.5%	78.4%

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
EBITDA GROWTH		$165	$195	$225	$255	$285
	0.0%	22.1%	31.4%	39.6%	46.9%	53.5%
	2.5%	28.1%	36.7%	44.3%	51.2%	57.5%
	5.0%	33.8%	41.7%	48.8%	55.3%	61.3%
	7.5%	39.2%	46.5%	53.2%	59.3%	65.0%
	10.0%	44.2%	51.1%	57.4%	63.3%	68.7%

GOING PRIVATE CASE

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
EBITDA EXIT MULT.		$165	$195		$225	$255	$285
	6.0x	NA	(22.6%	)	41.7%	73.5%	96.6%
	7.0x	25.9%	63.5%		89.0%	109.0%	125.8%
	8.0x	80.7%	102.3%		120.1%	135.4%	148.9%
	9.0x	114.1%	130.2%		144.3%	156.9%	168.4%
	10.0x	139.4%	152.5%		164.4%	175.3%	185.4%

ALDEN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
EBITDA EXIT MULT.		$165	$195	$225	$255	$285
	6.0x	6.0%	6.7%	10.3%	13.6%	16.8%
	7.0x	9.0%	12.4%	15.7%	18.7%	21.6%
	8.0x	14.5%	17.7%	20.6%	23.4%	26.1%
	9.0x	19.6%	22.4%	25.2%	27.8%	30.3%
	10.0x	24.2%	26.9%	29.4%	31.9%	34.2%

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
EBITDA GROWTH		$165	$195	$225	$255	$285
	0.0%	41.8%	73.6%	96.7%	115.4%	131.3%
	2.5%	63.4%	88.9%	108.9%	125.7%	140.3%
	5.0%	80.7%	102.3%	120.1%	135.4%	148.9%
	7.5%	95.6%	114.5%	130.5%	144.5%	157.2%
	10.0%	108.8%	125.6%	140.2%	153.2%	165.1%

ALDEN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
EBITDA GROWTH		$165	$195	$225	$255	$285
	0.0%	10.3%	13.6%	16.8%	19.8%	22.6%
	2.5%	12.4%	15.7%	18.7%	21.6%	24.4%
	5.0%	14.5%	17.7%	20.6%	23.4%	26.1%
	7.5%	16.6%	19.6%	22.5%	25.2%	27.8%
	10.0%	18.7%	21.6%	24.4%	27.0%	29.6%

[25]

Alternative Structure 3

Assumptions Summary

Assumptions	Description
General
FY 2011 EBITDA - Pro Forma	$45.7mm - Add back interactive losses and 7% outperformance

Y-o-Y EBITDA Growth	5.0%

Stick Sales	3 sticks sold in year 4 at a total gross proceeds of $225.0mm or $75.0mm each; Sufficient tax basis and NOL’s to shelter gains

Base Case
Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Smulyan / Alden PF Ownership	Based on current ownership percentages, which as of 4/16/10 are estimated at 13.2% / 9.0%

Going Private Case
Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Equity (Excl. Smulyan & Alden) Take-out	- Common equity (excl. Smulyan & Alden) purchased for $73.1mm, funded by new PIK Preferred issued to Alden - Price per share of $2.50, which represents a 38.1% premium as of 4/16/10

New PIK Preferred	PIK of 5.0% in Year 1 & 2 with a step-up in PIK to 8.0% in Year 3 and a step-up in PIK to 11.0% in Year 4

Smulyan / Alden PF Ownership	Penny warrants issued with PIK preferred to Alden: PF ownership equals 65.0% / 35.0%

[27]

Summary Statistics — Base Case

BASE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E		2012E		2013E		2014E

EBITDA	$45.7		$48.0		$50.4		$52.9
% growth	-		5.0%		5.0%		5.0%

Other Financial Data
Cash Interest Expense	$22.8		$20.9		$19.6		$10.1
Total Interest Expense + Preferred Dividends	34.6		34.1		34.4		26.7
Capital Expenditures	6.0		6.0		6.0		6.0
Bank Debt	307.2		290.3		270.4		17.5
Total Debt	417.4		413.6		408.6		172.2
Preferred Equity	0.0		0.0		0.0		0.0
Total Debt plus Preferred	417.4		413.6		408.6		172.2

Credit Statistics
EBITDA / Cash Interest Expense	2.0	x	2.3	x	2.6	x	5.2	x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7		2.0		2.3		4.7

EBITDA / Total Interest Expense + Preferred Dividend	1.3	x	1.4	x	1.5	x	2.0	x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.1		1.2		1.3		1.8

Bank Debt / EBITDA	6.7	x	6.0	x	5.4	x	0.3	x
Total Debt + Preferred/ EBITDA	9.1		8.6		8.1		3.3
(1) Assume stick sales in 2014 for $225.0mm, proceeds used to pay down Term Loan B.
[ 28 ]

Summary Statistics — Going Private Case

BASE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E		2012E		2013E		2014E

EBITDA	$45.7		$48.0		$50.4		$52.9
% growth	-		5.0%		5.0%		5.0%

Other Financial Data
Cash Interest Expense	$22.8		$20.9		$19.6		$10.1
Total Interest Expense + Preferred Dividends	38.3		38.0		40.9		36.2
Capital Expenditures	6.0		6.0		6.0		6.0
Bank Debt	307.2		290.3		270.4		17.5
Total Debt	417.4		413.6		408.6		172.2
Preferred Equity	76.8		80.6		87.1		96.7
Total Debt plus Preferred	494.2		494.2		495.7		268.9

Credit Statistics
EBITDA / Cash Interest Expense	2.0	x	2.3	x	2.6	x	5.2	x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7		2.0		2.3		4.7

EBITDA / Total Interest Expense + Preferred Dividend	1.2	x	1.3	x	1.2	x	1.5	x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.0		1.1		1.1		1.3

Bank Debt / EBITDA	6.7	x	6.0	x	5.4	x	0.3	x
Total Debt + Preferred/ EBITDA	10.8		10.3		9.8		5.1
(1) Assume stick sales in 2014 for $225.0mm, proceeds used to pay down Term Loan B.
[ 29 ]

Illustrative Returns — Stick Sale in 2014

BASE CASE

4 - YEAR RETURN
Smulyan		Alden

Entry Year	2010	2010
Entry Equity	$9.0	$6.1
Exit Year	2014	2014
Exit EBITDA	$52.9	$52.9
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$423.2	$423.2
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(397.2)	(397.2)
Less: Preferred	0.0	0.0

Firm Equity Value at Exit	$251.0	$251.0

Equity at Exit	$33.2	$22.6
IRR	38.6%	38.6%

GOING PRIVATE CASE

4 - YEAR RETURN
Smulyan		Alden

Entry Year	2010	2010
Entry Equity	$9.0	$73.1
Exit Year	2014	2014
Exit EBITDA	$52.9	$52.9
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$423.2	$423.2
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(397.2)	(397.2)
Less: Preferred	(96.7)	(96.7)

Firm Equity Value at Exit	$154.3	$154.3

Equity at Exit	$100.3	$150.7
IRR	82.6%	19.8%

EBITDA Exit Multiple
EBITDA Growth %
Total Sale Proceeds

(1) Assumes debt Term Loan B debt pay down from FCF; no cash taxes.

[ 30 ]

Sensitivities — Stick Sale in 2014

BASE CASE

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	5.3%	13.9%	20.8%	26.8%	32.0%
	7.0x	19.0%	25.2%	30.6%	35.4%	39.7%
	8.0x	29.2%	34.1%	38.6%	42.6%	46.3%
	9.0x	37.4%	41.5%	45.3%	48.9%	52.2%
	10.0x	44.3%	47.9%	51.3%	54.4%	57.4%

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	16.8%	23.3%	28.9%	33.9%	38.4%
	2.5%	23.3%	28.9%	33.9%	38.4%	42.4%
	5.0%	29.2%	34.1%	38.6%	42.6%	46.3%
	7.5%	34.6%	39.0%	43.0%	46.7%	50.1%
	10.0%	39.6%	43.5%	47.2%	50.6%	53.8%

GOING PRIVATE CASE

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	NA	6.5%	36.7%	54.6%	67.7%
	7.0x	30.4%	50.3%	64.4%	75.7%	85.1%
	8.0x	60.9%	72.8%	82.6%	91.1%	98.6%
	9.0x	80.1%	88.9%	96.6%	103.5%	109.7%
	10.0x	94.6%	101.7%	108.1%	114.0%	119.4%

ALDEN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	7.2%	8.9%	11.6%	14.2%	16.6%
	7.0x	10.9%	13.5%	15.9%	18.2%	20.4%
	8.0x	15.3%	17.6%	19.8%	21.9%	23.9%
	9.0x	19.2%	21.3%	23.3%	25.2%	27.1%
	10.0x	22.8%	24.7%	26.6%	28.3%	30.0%

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	21.5%	44.7%	60.3%	72.3%	82.2%
	2.5%	44.7%	60.3%	72.3%	82.2%	90.7%
	5.0%	60.9%	72.8%	82.6%	91.1%	98.6%
	7.5%	73.8%	83.5%	91.8%	99.2%	105.9%
	10.0%	84.8%	93.0%	100.2%	106.8%	112.8%

ALDEN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	10.0%	12.7%	15.2%	17.5%	19.7%
	2.5%	12.7%	15.2%	17.5%	19.7%	21.8%
	5.0%	15.3%	17.6%	19.8%	21.9%	23.9%
	7.5%	17.8%	20.0%	22.1%	24.0%	25.9%
	10.0%	20.3%	22.4%	24.3%	26.2%	28.0%

[ 31 ]

Follow-Up Materials
April 19, 2010

Disclaimer

Moelis & Company prepared this presentation based on publicly available information. Moelis has not and does not intend to verify independently any of such information, all of which Moelis assumes is accurate and complete in all material respects. If this presentation contains projections, forecasts or other forward-looking statements, Moelis assumes that they were prepared based on the best available estimates of the future events underlying such statements. This presentation speaks only as of its date and Moelis assumes no duty to update it or to advise any person that its conclusions or advice has changed.
This presentation is solely for your information purposes. Consider it along with all other facts, advice and your own insights before making your own independent decisions. Do not provide a copy of this presentation to any person without Moelis’ prior consent. No other person should rely on it for any purpose.
This presentation is not an offer to sell or a solicitation of an indication of interest to purchase any security, option, commodity, future, loan or currency. It is not a commitment to underwrite any security, to loan any funds or to make any investment. Moelis does not offer tax, accounting or legal advice.
Moelis & Company provides mergers and acquisitions, restructuring and other advisory services to clients and its affiliates manage private investment partnerships. Its personnel may make statements or provide advice that is contrary to information contained in this material. Our proprietary interests may conflict with your interests. Moelis may from time to time have positions in or effect transactions in securities described in this presentation. Moelis & Company may have advised, may seek to advise and may in the future advise or invest in companies mentioned in this presentation.

[ 1 ]

Table of Contents

I.	Proposed Deal

II.	Alternative Structure 1

III.	Alternative Structure 2

IV.	Alternative Structure 3

[ 2 ]

Proposed Deal

Assumptions Summary

Assumptions	Description
General

FY 2011 EBITDA - Pro Forma	$45.7mm - Add back interactive losses and 7% outperformance

Y-o-Y EBITDA Growth	5.0%

Stick Sales	3 sticks sold in year 2,3, or 4 at a total gross proceeds of $225.0mm or $75.0mm each; Sufficient tax basis and NOL’s to shelter gains

Base Case

Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Smulyan / Alden PF Ownership	Based on current ownership percentages, which as of 4/16/10 are estimated at 13.2% / 9.0%

Going Private Case

Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Equity (Excl. Smulyan & Alden) Take-out	- Common equity (excl. Smulyan & Alden) purchased for $100.0mm, funded by new PIK Preferred issued to Alden
- Price per share of $3.42, which represents a 88.9% premium as of 4/16/10

New PIK Preferred	PIK of 18.0%, with a redemption premium of 105.0%

Smulyan / Alden PF Ownership	Penny warrants issued with PIK preferred to Alden: PF ownership equals 51.0% / 49.0%

[ 4 ]

Sources & Uses and Pro Forma Capital Structure

($ in MM)
BASE CASE
GOING PRIVATE CASE

Sources

New HoldCo Notes - PIK	$98.3

Total Sources	$98.3
Sources

New HoldCo Notes - PIK	$98.3
New PIK Preferred	100.0

Total Sources	$198.3

Uses

Exchange Convertible Preferred at a 70.0% Liquidation Preferemce	$98.3

Total Uses	$98.3
Uses

Exchange Convertible Preferred at a 70.0% Liquidation Preferemce	$98.3
Purchase EMMS Equity (Excl. Smulyan & Alden)	100.0

Total Uses	$198.3

Pro Forma Capitalization

	Standalone	Adjustments
	Current	+ / -	Pro Forma	Rate

Cash	$21.5	$0.0	$21.5

$20mm Revolver	$4.5	$0.0	$4.5	L + 400
Term Loan B	339.6	0.0	339.6	L + 400
New HoldCo Notes - PIK	0.0	98.3	98.3	12.0% PIK

Total Debt	$344.1	$98.3	$442.4

6.25% Convertible Preferred	$140.5	($140.5)	$0.0	6.25%

Total Preferred	$140.5	($140.5)	$0.0

Total Net Debt	$322.6	$98.3	$420.9
Pro Forma Capitalization

	Standalone	Adjustments
	Current	+ / -	Pro Forma	Rate

Cash	$21.5	$0.0	$21.5

$20mm Revolver	$4.5	$0.0	$4.5	L + 400
Term Loan B	339.6	0.0	339.6	L + 400
New HoldCo Notes - PIK	0.0	98.3	98.3	12.0% PIK

Total Debt	$344.1	$98.3	$442.4

6.25% Convertible Preferred	$140.5	($140.5)	$0.0	6.25%
New PIK Preferred	$0.0	$100.0	$100.0	18.0% PIK

Total Preferred	$140.5	($40.5)	$100.0

Total Net Debt	$322.6	$98.3	$420.9

[ 5 ]

Summary Statistics – Base Case

BASE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E	2012E	2013E	2014E

EBITDA	$45.7	$48.0	$50.4	$52.9

% growth	-	5.0%	5.0%	5.0%

Other Financial Data
Cash Interest Expense	$22.8	$20.9	$19.6	$10.1
Total Interest Expense + Preferred Dividends	34.6	34.1	34.4	26.7
Capital Expenditures	6.0	6.0	6.0	6.0
Bank Debt	307.2	290.3	270.4	17.5
Total Debt	417.4	413.6	408.6	172.2
Preferred Equity	0.0	0.0	0.0	0.0
Total Debt plus Preferred	417.4	413.6	408.6	172.2

Credit Statistics
EBITDA / Cash Interest Expense	2.0x	2.3x	2.6x	5.2x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7	2.0	2.3	4.7

EBITDA / Total Interest Expense + Preferred Dividend	1.3x	1.4x	1.5x	2.0x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.1	1.2	1.3	1.8

Bank Debt / EBITDA	6.7x	6.0x	5.4x	0.3x
Total Debt + Preferred/ EBITDA	9.1	8.6	8.1	3.3
(1) Assume stick sales in 2014 for $225.0mm, proceeds used to pay down Term Loan B.

[ 6 ]

Summary Statistics — Going Private Case

GOING PRIVATE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E	2012E	2013E	2014E

EBITDA	$45.7	$48.0	$50.4	$52.9
% growth	-	5.0%	5.0%	5.0%

Other Financial Data
Cash Interest Expense	$22.8	$20.9	$19.6	$10.1
Total Interest Expense + Preferred Dividends	52.6	55.4	59.5	56.2
Capital Expenditures	6.0	6.0	6.0	6.0
Bank Debt	307.2	290.3	270.4	17.5
Total Debt	417.4	413.6	408.6	172.2
Preferred Equity	118.0	139.2	164.3	193.9
Total Debt plus Preferred	535.4	552.8	572.9	366.1

Credit Statistics
EBITDA / Cash Interest Expense	2.0x	2.3x	2.6x	5.2x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7	2.0	2.3	4.7

EBITDA / Total Interest Expense + Preferred Dividend	0.9x	0.9x	0.8x	0.9x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	0.8	0.8	0.7	0.8

Bank Debt / EBITDA	6.7x	6.0x	5.4x	0.3x
Total Debt + Preferred/ EBITDA	11.7	11.5	11.4	6.9
(1) Assume stick sales in 2014 for $225.0mm, proceeds used to pay down Term Loan B.

[ 7 ]

Illustrative Returns – Stick Sale in 2012

BASE CASE

2 - YEAR RETURN
Smulyan		Alden
Entry Year	2010	2010
Entry Equity	$9.0	$6.1
Exit Year	2012	2012
Exit EBITDA	$48.0	$48.0
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$383.9	$383.9
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(408.6)	(408.6)
Less: Preferred	0.0	0.0

Firm Equity Value at Exit	$200.3	$200.3

Equity at Exit	$26.5	$18.0
IRR	71.5%	71.5%

GOING PRIVATE CASE

2 - YEAR RETURN
Smulyan		Alden
Entry Year	2010	2010
Entry Equity	$9.0	$100.0
Exit Year	2012	2012
Exit EBITDA	$48.0	$48.0
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$383.9	$383.9
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(408.6)	(408.6)
Less: Preferred	(146.2)	(146.2)

Firm Equity Value at Exit	$54.1	$54.1

Equity at Exit	$27.6	$165.7
IRR	74.9%	28.7%

(1) Assumes debt Term Loan B debt pay down from FCF; no cash taxes.

[ 8 ]

Illustrative Returns – Stick Sale in 2013

BASE CASE

3 - YEAR RETURN
Smulyan		Alden
Entry Year	2010	2010
Entry Equity	$9.0	$6.1
Exit Year	2013	2013
Exit EBITDA	$50.4	$50.4
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$403.1	$403.1
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(403.6)	(403.6)
Less: Preferred	0.0	0.0

Firm Equity Value at Exit	$224.5	$224.5

Equity at Exit	$29.7	$20.2
IRR	48.8%	48.8%

GOING PRIVATE CASE

3 - YEAR RETURN
Smulyan		Alden
Entry Year	2010	2010
Entry Equity	$9.0	$100.0
Exit Year	2013	2013
Exit EBITDA	$50.4	$50.4
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$403.1	$403.1
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(403.6)	(403.6)
Less: Preferred	(172.5)	(172.5)

Firm Equity Value at Exit	$52.0	$52.0

Equity at Exit	$26.5	$189.8
IRR	43.2%	23.8%

(1) Assumes debt Term Loan B debt pay down from FCF; no cash taxes.

[ 9 ]

Illustrative Returns – Stick Sale in 2014

BASE CASE

4 - YEAR RETURN
Smulyan		Alden
Entry Year	2010	2010
Entry Equity	$9.0	$6.1
Exit Year	2014	2014
Exit EBITDA	$52.9	$52.9
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$423.2	$423.2
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(397.2)	(397.2)
Less: Preferred	0.0	0.0

Firm Equity Value at Exit	$251.0	$251.0

Equity at Exit	$33.2	$22.6
IRR	38.6%	38.6%

GOING PRIVATE CASE

4 - YEAR RETURN
Smulyan		Alden
Entry Year	2010	2010
Entry Equity	$9.0	$100.0
Exit Year	2014	2014
Exit EBITDA	$52.9	$52.9
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$423.2	$423.2
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(397.2)	(397.2)
Less: Preferred	(203.6)	(203.6)

Firm Equity Value at Exit	$47.4	$47.4

Equity at Exit	$24.2	$217.1
IRR	28.0%	21.4%

(1) Assumes debt Term Loan B debt pay down from FCF; no cash taxes.

[ 10 ]

Sensitivities – Stick Sale in 2012

BASE CASE

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165		$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	(20.6%	)	4.0%	23.8%	40.8%	56.0%
	7.0x	15.6%		33.6%	49.5%	63.9%	77.1%
	8.0x	42.8%		57.8%	71.5%	84.2%	96.0%
	9.0x	65.7%		78.8%	90.9%	102.4%	113.2%
	10.0x	85.7%		97.5%	108.6%	119.1%	129.1%

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	33.0%	49.0%	63.4%	76.6%	88.9%
	2.5%	38.0%	53.5%	67.5%	80.4%	92.5%
	5.0%	42.8%	57.8%	71.5%	84.2%	96.0%
	7.5%	47.5%	62.1%	75.4%	87.8%	99.4%
	10.0%	52.0%	66.2%	79.2%	91.4%	102.8%

GOING PRIVATE CASE

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	NA	NA	NA	NA	4.8%
	7.0x	NA	NA	(41.3% )	44.2%	95.3%
	8.0x	NA	15.1%	74.9%	118.9%	155.5%
	9.0x	51.8%	100.9%	140.2%	174.0%	204.0%
	10.0x	124.0%	159.8%	191.3%	219.7%	245.7%

ALDEN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	18.0%	18.0%	18.0%	18.0%	22.0%
	7.0x	18.0%	18.0%	19.3%	25.4%	31.3%
	8.0x	18.0%	22.8%	28.7%	34.4%	39.9%
	9.0x	26.2%	32.0%	37.6%	42.9%	48.1%
	10.0x	35.2%	40.6%	45.9%	50.9%	55.8%

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195		$225	$255	$285
EBITDA GROWTH	0.0%	NA	(47.2%	)	41.9%	93.6%	134.1%
	2.5%	NA	(10.5%	)	59.2%	106.6%	145.0%
	5.0%	NA	15.1%		74.9%	118.9%	155.5%
	7.5%	(66.5% )	35.9%		89.2%	130.5%	165.5%
	10.0%	(20.3% )	53.9%		102.6%	141.6%	175.2%

ALDEN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	18.0%	19.0%	25.2%	31.0%	36.7%
	2.5%	18.0%	20.9%	27.0%	32.8%	38.3%
	5.0%	18.0%	22.8%	28.7%	34.4%	39.9%
	7.5%	18.4%	24.6%	30.5%	36.1%	41.5%
	10.0%	20.3%	26.4%	32.2%	37.8%	43.1%

[ 11 ]

Sensitivities – Stick Sale in 2013

BASE CASE

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165		$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	(2.9%	)	11.0%	22.0%	31.4%	39.5%
	7.0x	18.3%		28.2%	36.7%	44.3%	51.2%
	8.0x	33.8%		41.7%	48.8%	55.3%	61.3%
	9.0x	46.4%		53.1%	59.2%	64.9%	70.3%
	10.0x	57.1%		62.9%	68.4%	73.5%	78.4%

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	22.1%	31.4%	39.6%	46.9%	53.5%
	2.5%	28.1%	36.7%	44.3%	51.2%	57.5%
	5.0%	33.8%	41.7%	48.8%	55.3%	61.3%
	7.5%	39.2%	46.5%	53.2%	59.3%	65.0%
	10.0%	44.2%	51.1%	57.4%	63.3%	68.7%

GOING PRIVATE CASE

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	NA	NA	NA	NA	(10.8%	)
	7.0x	NA	NA	(55.2% )	22.2%	52.7%
	8.0x	NA	6.4%	43.2%	67.2%	85.7%
	9.0x	32.4%	59.5%	79.5%	95.9%	110.0%
	10.0x	72.9%	90.4%	105.2%	118.1%	129.6%

ALDEN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	18.0%	18.0%	18.0%	18.0%	19.5%
	7.0x	18.0%	18.0%	18.2%	21.7%	25.0%
	8.0x	18.0%	20.4%	23.8%	27.0%	30.0%
	9.0x	22.6%	25.9%	29.0%	31.9%	34.7%
	10.0x	27.9%	30.9%	33.7%	36.5%	39.1%

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225		$255	$285
EBITDA GROWTH	0.0%	NA	NA	(10.6%	)	34.8%	61.1%
	2.5%	NA	(57.0% )	21.9%		52.5%	74.1%
	5.0%	NA	6.4%	43.2%		67.2%	85.7%
	7.5%	(14.6% )	33.1%	59.9%		79.9%	96.3%
	10.0%	21.6%	52.3%	74.0%		91.3%	106.0%

ALDEN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	18.0%	18.0%	19.5%	22.9%	26.1%
	2.5%	18.0%	18.2%	21.6%	24.9%	28.1%
	5.0%	18.0%	20.4%	23.8%	27.0%	30.0%
	7.5%	19.3%	22.7%	25.9%	29.0%	32.0%
	10.0%	21.6%	24.9%	28.0%	31.0%	33.9%

[ 12 ]

Sensitivities – Stick Sale in 2014

BASE CASE

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	5.3%	13.9%	20.8%	26.8%	32.0%
	7.0x	19.0%	25.2%	30.6%	35.4%	39.7%
	8.0x	29.2%	34.1%	38.6%	42.6%	46.3%
	9.0x	37.4%	41.5%	45.3%	48.9%	52.2%
	10.0x	44.3%	47.9%	51.3%	54.4%	57.4%

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	16.8%	23.3%	28.9%	33.9%	38.4%
	2.5%	23.3%	28.9%	33.9%	38.4%	42.4%
	5.0%	29.2%	34.1%	38.6%	42.6%	46.3%
	7.5%	34.6%	39.0%	43.0%	46.7%	50.1%
	10.0%	39.6%	43.5%	47.2%	50.6%	53.8%

GOING PRIVATE CASE

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	NA	NA	NA	NA	(36.1%	)
	7.0x	NA	NA	NA	9.2%	33.3%
	8.0x	NA	(1.3% )	28.0%	45.0%	57.5%
	9.0x	21.9%	40.9%	54.3%	65.0%	73.9%
	10.0x	51.0%	62.3%	71.6%	79.6%	86.6%

ALDEN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0x	18.0%	18.0%	18.0%	18.0%	18.2%
	7.0x	18.0%	18.0%	18.0%	19.8%	22.0%
	8.0x	18.0%	19.2%	21.4%	23.4%	25.4%
	9.0x	20.8%	22.9%	24.9%	26.7%	28.6%
	10.0x	24.3%	26.2%	28.1%	29.8%	31.5%

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255		$285
EBITDA GROWTH	0.0%	NA	NA	NA	(3.5%	)	27.0%
	2.5%	NA	NA	(3.6% )	27.0%		44.3%
	5.0%	NA	(1.3% )	28.0%	45.0%		57.5%
	7.5%	2.7%	29.9%	46.3%	58.5%		68.4%
	10.0%	32.7%	48.3%	60.1%	69.7%		78.0%

ALDEN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	18.0%	18.0%	18.0%	19.1%	21.3%
	2.5%	18.0%	18.0%	19.1%	21.3%	23.3%
	5.0%	18.0%	19.2%	21.4%	23.4%	25.4%
	7.5%	19.4%	21.6%	23.6%	25.6%	27.4%
	10.0%	21.9%	23.9%	25.8%	27.7%	29.5%

[ 13 ]

Alternative Structure 1

Assumptions Summary

Assumptions	Description
General

FY 2011 EBITDA - Pro Forma	$45.7mm - Add back interactive losses and 7% outperformance

Y-o-Y EBITDA Growth	5.0%

Stick Sales	3 sticks sold in year 2 at a total gross proceeds of $225.0mm or $75.0mm each; Sufficient tax basis and NOL’s to shelter gains

Base Case

Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Smulyan / Alden PF Ownership	Based on current ownership percentages, which as of 4/16/10 are estimated at 13.2% / 9.0%

Going Private Case

Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Equity (Excl. Smulyan & Alden) Take-out	- Common equity (excl. Smulyan & Alden) purchased for $100.0mm, funded by new PIK Preferred issued to Alden
- Price per share of $3.42, which represents a 88.9% premium as of 4/16/10

New PIK Preferred	PIK of 5.0% in Year 1 & 2

Smulyan / Alden PF Ownership	Penny warrants issued with PIK preferred to Alden: PF ownership equals 75.0% / 25.0%

[ 15 ]

Summary Statistics – Base Case

BASE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E	2012E	2013E	2014E

EBITDA	$45.7	$48.0	$50.4	$52.9
% growth	-	5.0%	5.0%	5.0%

Other Financial Data
Cash Interest Expense	$22.8	$12.9	$3.2	$1.2
Total Interest Expense + Preferred Dividends	34.6	26.1	18.0	17.8
Capital Expenditures	6.0	6.0	6.0	6.0
Bank Debt	307.2	60.3	30.2	4.5
Total Debt	417.4	183.6	168.4	159.2
Preferred Equity	0.0	0.0	0.0	0.0
Total Debt plus Preferred	417.4	183.6	168.4	159.2

Credit Statistics
EBITDA / Cash Interest Expense	2.0x	3.7x	15.9x	43.5x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7	3.3	14.0	38.6

EBITDA / Total Interest Expense + Preferred Dividend	1.3x	1.8x	2.8x	3.0x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.1	1.6	2.5	2.6

Bank Debt / EBITDA	6.7x	1.3x	0.6x	0.1x
Total Debt + Preferred/ EBITDA	9.1	3.8	3.3	3.0

(1) Assume stick sales in 2012 for $225.0mm, proceeds used to pay down Term Loan B.	[ 16 ]

Summary Statistics – Going Private Case

GOING PRIVATE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E	2012E	2013E	2014E

EBITDA	$45.7	$48.0	$50.4	$52.9
% growth	-	5.0%	5.0%	5.0%

Other Financial Data
Cash Interest Expense	$22.8	$12.9	$3.2	$1.2
Total Interest Expense + Preferred Dividends	39.6	31.3	26.8	30.9
Capital Expenditures	6.0	6.0	6.0	6.0
Bank Debt	307.2	60.3	30.2	4.5
Total Debt	417.4	183.6	168.4	159.2
Preferred Equity	105.0	110.3	119.1	132.2
Total Debt plus Preferred	522.4	293.8	287.4	291.4

Credit Statistics
EBITDA / Cash Interest Expense	2.0x	3.7x	15.9x	43.5x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7	3.3	14.0	38.6

EBITDA / Total Interest Expense + Preferred Dividend	1.2x	1.5x	1.9x	1.7x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.0	1.3	1.7	1.5

Bank Debt / EBITDA	6.7x	1.3x	0.6x	0.1x
Total Debt + Preferred/ EBITDA	11.4	6.1	5.7	5.5

(1) Assume stick sales in 2012 for $225.0mm, proceeds used to pay down Term Loan B.	[ 17 ]

Illustrative Returns – Stick Sale in 2012

BASE CASE

2 - YEAR RETURN
Smulyan		Alden

Entry Year	2010	2010
Entry Equity	$9.0	$6.1
Exit Year	2012	2012
Exit EBITDA	$48.0	$48.0
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$383.9	$383.9
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(408.6)	(408.6)
Less: Preferred	0.0	0.0

Firm Equity Value at Exit	$200.3	$200.3

Equity at Exit	$26.5	$18.0
IRR	71.5%	71.5%
GOING PRIVATE CASE

2 - YEAR RETURN
Smulyan		Alden

Entry Year	2010	2010
Entry Equity	$9.0	$100.0
Exit Year	2012	2012
Exit EBITDA	$48.0	$48.0
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$383.9	$383.9
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(408.6)	(408.6)
Less: Preferred	(110.3)	(110.3)

Firm Equity Value at Exit	$90.0	$90.0

Equity at Exit	$67.5	$132.8
IRR	173.6%	15.2%

(1) Assumes debt Term Loan B debt pay down from FCF; no cash taxes.	[ 18 ]

Sensitivities – Stick Sale in 2012

BASE CASE

SMULYAN 2 - YEAR RETURN
			TOTAL SALE PROCEEDS
			$165		$195	$225	$255	$285
EBITDA EXIT MULT.	6.0	x	(20.6%	)	4.0%	23.8%	40.8%	56.0%
	7.0	x	15.6%		33.6%	49.5%	63.9%	77.1%
	8.0	x	42.8%		57.8%	71.5%	84.2%	96.0%
	9.0	x	65.7%		78.8%	90.9%	102.4%	113.2%
	10.0	x	85.7%		97.5%	108.6%	119.1%	129.1%

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	33.0%	49.0%	63.4%	76.6%	88.9%
	2.5%	38.0%	53.5%	67.5%	80.4%	92.5%
	5.0%	42.8%	57.8%	71.5%	84.2%	96.0%
	7.5%	47.5%	62.1%	75.4%	87.8%	99.4%
	10.0%	52.0%	66.2%	79.2%	91.4%	102.8%

GOING PRIVATE CASE

SMULYAN 2 - YEAR RETURN
			TOTAL SALE PROCEEDS
			$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0	x	NA	NA	NA	43.4%	114.6%
	7.0	x	NA	(2.7% )	87.0%	145.9%	193.2%
	8.0	x	54.5%	122.2%	173.6%	216.8%	254.8%
	9.0	x	152.5%	198.8%	238.8%	274.5%	307.1%
	10.0	x	222.0%	259.4%	293.3%	324.5%	353.5%

SMULYAN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165		$195	$225	$255	$285
EBITDA GROWTH	0.0%	(7.8%	)	84.4%	143.9%	191.5%	232.4%
	2.5%	27.2%		104.2%	159.2%	204.4%	243.8%
	5.0%	54.5%		122.2%	173.6%	216.8%	254.8%
	7.5%	77.6%		138.8%	187.3%	228.7%	265.4%
	10.0%	98.1%		154.4%	200.4%	240.2%	275.8%

ALDEN 2 - YEAR RETURN
			TOTAL SALE PROCEEDS
			$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0	x	5.0%	5.0%	5.0%	7.9%	11.4%
	7.0	x	5.0%	6.3%	9.9%	13.3%	16.7%
	8.0	x	8.4%	11.8%	15.2%	18.5%	21.7%
	9.0	x	13.8%	17.1%	20.3%	23.5%	26.5%
	10.0	x	18.9%	22.1%	25.2%	28.2%	31.2%

ALDEN 2 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	6.2%	9.8%	13.2%	16.5%	19.8%
	2.5%	7.3%	10.8%	14.2%	17.5%	20.7%
	5.0%	8.4%	11.8%	15.2%	18.5%	21.7%
	7.5%	9.4%	12.9%	16.2%	19.5%	22.6%
	10.0%	10.5%	13.9%	17.2%	20.4%	23.6%

[ 19 ]

Alternative Structure 2

Assumptions Summary

Assumptions	Description
General

FY 2011 EBITDA - Pro Forma	$45.7mm - Add back interactive losses and 7% outperformance

Y-o-Y EBITDA Growth	5.0%

Stick Sales	3 sticks sold in year 3 at a total gross proceeds of $225.0mm or $75.0mm each; Sufficient tax basis and NOL’s to shelter gains

Base Case
Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Smulyan / Alden PF Ownership	Based on current ownership percentages, which as of 4/16/10 are estimated at 13.2% / 9.0%

Going Private Case
Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Equity (Excl. Smulyan & Alden) Take-out	- Common equity (excl. Smulyan & Alden) purchased for $100.0mm, funded by new PIK Preferred issued to Alden
- Price per share of $3.42, which represents a 88.9% premium as of 4/16/10

New PIK Preferred	PIK of 5.0% in Year 1 & 2 with a step-up in PIK to 8.0% in Year 3

Smulyan / Alden PF Ownership	Penny warrants issued with PIK preferred to Alden: PF ownership equals 70.0% / 30.0%

[ 21 ]

Summary Statistics – Base Case

BASE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E	2012E	2013E	2014E

EBITDA	$45.7	$48.0	$50.4	$52.9

% growth	-	5.0%	5.0%	5.0%

Other Financial Data

Cash Interest Expense	$22.8	$20.9	$11.6	$1.7

Total Interest Expense + Preferred Dividends	34.6	34.1	26.4	18.2

Capital Expenditures	6.0	6.0	6.0	6.0

Bank Debt	307.2	290.3	40.4	7.3

Total Debt	417.4	413.6	178.6	162.0

Preferred Equity	0.0	0.0	0.0	0.0

Total Debt plus Preferred	417.4	413.6	178.6	162.0

Credit Statistics

EBITDA / Cash Interest Expense	2.0x	2.3x	4.4x	31.6x

(EBITDA-Cap Ex) / Cash Interest Expense	1.7	2.0	3.8	28.1

EBITDA / Total Interest Expense + Preferred Dividend	1.3x	1.4x	1.9x	2.9x

(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.1	1.2	1.7	2.6

Bank Debt / EBITDA	6.7x	6.0x	0.8x	0.1x

Total Debt + Preferred/ EBITDA	9.1	8.6	3.5	3.1

(1) Assume stick sales in 2013 for $225.0mm, proceeds used to pay down Term Loan B.
[ 22 ]

Summary Statistics – Going Private Case

GOING PRIVATE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E	2012E	2013E	2014E

EBITDA	$45.7	$48.0	$50.4	$52.9

% growth	-	5.0%	5.0%	5.0%

Other Financial Data

Cash Interest Expense	$22.8	$20.9	$11.6	$1.7

Total Interest Expense + Preferred Dividends	39.6	39.4	35.2	31.3

Capital Expenditures	6.0	6.0	6.0	6.0

Bank Debt	307.2	290.3	40.4	7.3

Total Debt	417.4	413.6	178.6	162.0

Preferred Equity	105.0	110.3	119.1	132.2

Total Debt plus Preferred	522.4	523.8	297.7	294.2

Credit Statistics

EBITDA / Cash Interest Expense	2.0x	2.3x	4.4x	31.6x

(EBITDA-Cap Ex) / Cash Interest Expense	1.7	2.0	3.8	28.1

EBITDA / Total Interest Expense + Preferred Dividend	1.2x	1.2x	1.4x	1.7x

(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.0	1.1	1.3	1.5

Bank Debt / EBITDA	6.7x	6.0x	0.8x	0.1x

Total Debt + Preferred/ EBITDA	11.4	10.9	5.9	5.6

(1) Assume stick sales in 2013 for $225.0mm, proceeds used to pay down Term Loan B.	[ 23 ]

Illustrative Returns – Stick Sale in 2013

BASE CASE

3 - YEAR RETURN
Smulyan		Alden

Entry Year	2010	2010

Entry Equity	$9.0	$6.1

Exit Year	2013	2013

Exit EBITDA	$50.4	$50.4

Exit Multiple	8.0x	8.0x

Firm Ent. Value at Exit	$403.1	$403.1

Plus: Stick Proceeds	225.0	225.0

Less: Debt (1)	(403.6)	(403.6)

Less: Preferred	0.0	0.0

Firm Equity Value at Exit	$224.5	$224.5

Equity at Exit	$29.7	$20.2

IRR	48.8%	48.8%
GOING PRIVATE CASE

3 - YEAR RETURN
Smulyan		Alden

Entry Year	2010	2010
Entry Equity	$9.0	$100.0

Exit Year	2013	2013

Exit EBITDA	$50.4	$50.4

Exit Multiple	8.0x	8.0x

Firm Ent. Value at Exit	$403.1	$403.1

Plus: Stick Proceeds	225.0	225.0

Less: Debt (1)	(403.6)	(403.6)

Less: Preferred	(119.1)	(119.1)

Firm Equity Value at Exit	$105.4	$105.4

Equity at Exit	$73.8	$150.7

IRR	101.5%	14.6%

(1) Assumes debt Term Loan B debt pay down from FCF; no cash taxes.	[ 24 ]

Sensitivities – Stick Sale in 2013

BASE CASE

SMULYAN 3 - YEAR RETURN
			TOTAL SALE PROCEEDS
			$165		$195	$225	$255	$285
EBITDA EXIT MULT.	6.0	x	(2.9%	)	11.0%	22.0%	31.4%	39.5%
	7.0	x	18.3%		28.2%	36.7%	44.3%	51.2%
	8.0	x	33.8%		41.7%	48.8%	55.3%	61.3%
	9.0	x	46.4%		53.1%	59.2%	64.9%	70.3%
	10.0	x	57.1%		62.9%	68.4%	73.5%	78.4%

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	22.1%	31.4%	39.6%	46.9%	53.5%
	2.5%	28.1%	36.7%	44.3%	51.2%	57.5%
	5.0%	33.8%	41.7%	48.8%	55.3%	61.3%
	7.5%	39.2%	46.5%	53.2%	59.3%	65.0%
	10.0%	44.2%	51.1%	57.4%	63.3%	68.7%

GOING PRIVATE CASE

SMULYAN 3 - YEAR RETURN
			TOTAL SALE PROCEEDS
			$165	$195	$225		$255	$285
EBITDA EXIT MULT.	6.0	x	NA	NA	(28.8%	)	40.0%	72.4%
	7.0	x	NA	23.7%	62.3%		88.1%	108.3%
	8.0	x	50.7%	79.7%	101.5%		119.4%	134.8%
	9.0	x	94.3%	113.4%	129.5%		143.7%	156.4%
	10.0	x	124.0%	138.8%	152.0%		163.9%	174.8%

SMULYAN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165		$195	$225	$255	$285
EBITDA GROWTH	0.0%	(28.3%	)	40.1%	72.4%	95.8%	114.6%
	2.5%	23.4%		62.1%	87.9%	108.1%	125.0%
	5.0%	50.7%		79.7%	101.5%	119.4%	134.8%
	7.5%	71.0%		94.7%	113.7%	129.8%	144.0%
	10.0%	87.8%		108.0%	124.9%	139.6%	152.7%

ALDEN 3 - YEAR RETURN
			TOTAL SALE PROCEEDS
			$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0	x	6.0%	6.0%	6.4%	9.0%	11.6%
	7.0	x	6.0%	8.1%	10.7%	13.1%	15.5%
	8.0	x	9.8%	12.3%	14.6%	16.9%	19.1%
	9.0	x	13.8%	16.1%	18.4%	20.5%	22.6%
	10.0	x	17.6%	19.8%	21.9%	23.9%	25.9%

ALDEN 3 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	6.4%	9.1%	11.6%	14.0%	16.3%
	2.5%	8.1%	10.7%	13.1%	15.5%	17.7%
	5.0%	9.8%	12.3%	14.6%	16.9%	19.1%
	7.5%	11.4%	13.9%	16.2%	18.4%	20.6%
	10.0%	13.1%	15.4%	17.7%	19.9%	22.0%

[ 25 ]

Alternative Structure 3

Assumptions Summary

Assumptions	Description
General

FY 2011 EBITDA - Pro Forma	$45.7mm - Add back interactive losses and 7% outperformance

Y-o-Y EBITDA Growth	5.0%

Stick Sales	3 sticks sold in year 4 at a total gross proceeds of $225.0mm or $75.0mm each; Sufficient tax basis and NOL’s to shelter gains

Base Case

Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Smulyan / Alden PF Ownership	Based on current ownership percentages, which as of 4/16/10 are estimated at 13.2% / 9.0%

Going Private Case

Convertible Preferred	Balance of $140.5mm taken-out at a liquidation preference of 70.0%, funded by new HoldCo Notes - PIK

New HoldCo Notes - PIK	PIK of 12.0%

Equity (Excl. Smulyan & Alden) Take-out	- Common equity (excl. Smulyan & Alden) purchased for $100.0mm, funded by new PIK Preferred issued to Alden
- Price per share of $3.42, which represents a 88.9% premium as of 4/16/10

New PIK Preferred	PIK of 5.0% in Year 1 & 2 with a step-up in PIK to 8.0% in Year 3 and a step-up in PIK to 11.0% in Year 4

Smulyan / Alden PF Ownership	Penny warrants issued with PIK preferred to Alden: PF ownership equals 65.0% / 35.0%

[ 27 ]

Summary Statistics – Base Case

BASE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E	2012E	2013E	2014E

EBITDA	$45.7	$48.0	$50.4	$52.9
% growth	-	5.0%	5.0%	5.0%

Other Financial Data
Cash Interest Expense	$22.8	$20.9	$19.6	$10.1
Total Interest Expense + Preferred Dividends	34.6	34.1	34.4	26.7
Capital Expenditures	6.0	6.0	6.0	6.0
Bank Debt	307.2	290.3	270.4	17.5
Total Debt	417.4	413.6	408.6	172.2
Preferred Equity	0.0	0.0	0.0	0.0
Total Debt plus Preferred	417.4	413.6	408.6	172.2

Credit Statistics
EBITDA / Cash Interest Expense	2.0x	2.3x	2.6x	5.2x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7	2.0	2.3	4.7

EBITDA / Total Interest Expense + Preferred Dividend	1.3x	1.4x	1.5x	2.0x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.1	1.2	1.3	1.8

Bank Debt / EBITDA	6.7x	6.0x	5.4x	0.3x
Total Debt + Preferred/ EBITDA	9.1	8.6	8.1	3.3

(1) Assume stick sales in 2014 for $225.0mm, proceeds used to pay down Term Loan B.	[ 28 ]

Summary Statistics – Going Private Case

GOING PRIVATE CASE (1)

	Projected Fiscal Year Ending February 28 (29),
($ in MM)	2011E	2012E	2013E	2014E

EBITDA	$45.7	$48.0	$50.4	$52.9

% growth	-	5.0%	5.0%	5.0%

Other Financial Data
Cash Interest Expense	$22.8	$20.9	$19.6	$10.1
Total Interest Expense + Preferred Dividends	39.6	39.4	43.2	39.8
Capital Expenditures	6.0	6.0	6.0	6.0
Bank Debt	307.2	290.3	270.4	17.5
Total Debt	417.4	413.6	408.6	172.2
Preferred Equity	105.0	110.3	119.1	132.2
Total Debt plus Preferred	522.4	523.8	527.6	304.4

Credit Statistics
EBITDA / Cash Interest Expense	2.0x	2.3x	2.6x	5.2x
(EBITDA-Cap Ex) / Cash Interest Expense	1.7	2.0	2.3	4.7

EBITDA / Total Interest Expense + Preferred Dividend	1.2x	1.2x	1.2x	1.3x
(EBITDA-Cap Ex) / Total Interest Expense + Preferred Dividend	1.0	1.1	1.0	1.2

Bank Debt / EBITDA	6.7x	6.0x	5.4x	0.3x
Total Debt + Preferred/ EBITDA	11.4	10.9	10.5	5.8

(1) Assume stick sales in 2014 for $225.0mm, proceeds used to pay down Term Loan B.	[ 29 ]

Illustrative Returns – Stick Sale in 2014

BASE CASE

4 - YEAR RETURN
Smulyan		Alden
Entry Year	2010	2010
Entry Equity	$9.0	$6.1
Exit Year	2014	2014
Exit EBITDA	$52.9	$52.9
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$423.2	$423.2
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(397.2)	(397.2)
Less: Preferred	0.0	0.0

Firm Equity Value at Exit	$251.0	$251.0

Equity at Exit	$33.2	$22.6
IRR	38.6%	38.6%

GOING PRIVATE CASE

4 - YEAR RETURN
Smulyan		Alden
Entry Year	2010	2010
Entry Equity	$9.0	$100.0
Exit Year	2014	2014
Exit EBITDA	$52.9	$52.9
Exit Multiple	8.0x	8.0x
Firm Ent. Value at Exit	$423.2	$423.2
Plus: Stick Proceeds	225.0	225.0
Less: Debt (1)	(397.2)	(397.2)
Less: Preferred	(132.2)	(132.2)

Firm Equity Value at Exit	$118.8	$118.8

Equity at Exit	$77.2	$173.8
IRR	71.1%	14.8%

(1) Assumes debt Term Loan B debt pay down from FCF; no cash taxes.	[ 30 ]

Sensitivities – Stick Sale in 2014

BASE CASE

SMULYAN 4 - YEAR RETURN
			TOTAL SALE PROCEEDS
			$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0	x	5.3%	13.9%	20.8%	26.8%	32.0%
	7.0	x	19.0%	25.2%	30.6%	35.4%	39.7%
	8.0	x	29.2%	34.1%	38.6%	42.6%	46.3%
	9.0	x	37.4%	41.5%	45.3%	48.9%	52.2%
	10.0	x	44.3%	47.9%	51.3%	54.4%	57.4%

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	16.8%	23.3%	28.9%	33.9%	38.4%
	2.5%	23.3%	28.9%	33.9%	38.4%	42.4%
	5.0%	29.2%	34.1%	38.6%	42.6%	46.3%
	7.5%	34.6%	39.0%	43.0%	46.7%	50.1%
	10.0%	39.6%	43.5%	47.2%	50.6%	53.8%

GOING PRIVATE CASE

SMULYAN 4 - YEAR RETURN
			TOTAL SALE PROCEEDS
			$165	$195	$225		$255	$285
EBITDA EXIT MULT.	6.0	x	NA	NA	(1.6%	)	33.2%	52.1%
	7.0	x	(24.2% )	26.3%	47.6%		62.4%	74.0%
	8.0	x	42.7%	58.8%	71.1%		81.2%	89.8%
	9.0	x	67.9%	78.6%	87.6%		95.4%	102.4%
	10.0	x	85.2%	93.4%	100.6%		107.1%	113.1%

SMULYAN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	NA	16.3%	41.8%	58.1%	70.5%
	2.5%	16.3%	41.8%	58.1%	70.5%	80.7%
	5.0%	42.7%	58.8%	71.1%	81.2%	89.8%
	7.5%	60.1%	72.1%	82.1%	90.6%	98.1%
	10.0%	73.7%	83.4%	91.7%	99.1%	105.8%

ALDEN 4 - YEAR RETURN
			TOTAL SALE PROCEEDS
			$165	$195	$225	$255	$285
EBITDA EXIT MULT.	6.0	x	7.2%	7.2%	8.1%	10.2%	12.1%
	7.0	x	7.5%	9.6%	11.6%	13.5%	15.3%
	8.0	x	11.1%	13.0%	14.8%	16.5%	18.2%
	9.0	x	14.3%	16.1%	17.8%	19.4%	20.9%
	10.0	x	17.3%	18.9%	20.5%	22.0%	23.4%

ALDEN 4 - YEAR RETURN
		TOTAL SALE PROCEEDS
		$165	$195	$225	$255	$285
EBITDA GROWTH	0.0%	7.2%	9.0%	11.0%	12.9%	14.7%
	2.5%	9.0%	11.0%	12.9%	14.7%	16.5%
	5.0%	11.1%	13.0%	14.8%	16.5%	18.2%
	7.5%	13.2%	15.0%	16.7%	18.4%	19.9%
	10.0%	15.2%	17.0%	18.6%	20.2%	21.7%

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